Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

Maxim MFS International Growth Portfolio

(the “Portfolio”)

Supplement dated September 22, 2009 to the Prospectus for the

Portfolio, dated May 1, 2009, and to the Statement of Additional

Information for Maxim Series Fund, Inc., dated May 1, 2009

Effective October 1, 2009, Mr. Daniel Ling will replace Mr. David R. Mannheim as the co-manager for the Portfolio. Therefore, effective October 1, 2009, the following changes are made to the Prospectus and Statement of Additional Information:

The information about the portfolio managers of the Portfolio at the bottom of page 11 of the Prospectus is deleted and replaced with the following:

“The Maxim MFS International Growth Portfolio is co-managed by Mr. Marcus L. Smith and Mr. Daniel Ling. Mr. Smith, Investment Officer, has been portfolio manager of the MFS Institutional International Equity Fund since January 2001, and has been employed with MFS since 1994. Mr. Ling, Investment Officer, has been portfolio manager of the MFS Institutional International Equity Fund since October 2009, and has been employed with MFS since 2006. Prior to joining MFS, Mr. Ling was an Investment Manager for Lion Capital Management in Singapore.”

The section entitled “Other Accounts Managed” for MFS beginning on page 48 of the Statement of Additional Information is deleted and replaced with the following:

“Other Accounts Managed

The Maxim MFS International Growth Portfolio is co-managed by Marcus L. Smith and Daniel Ling and the Maxim MFS International Value Portfolio is co-managed by Benjamin Stone and Barnaby Wiener. The following tables provide information regarding registered investment companies, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2009 for the Maxim MFS International Growth Portfolio and as of June 30, 2009 for the Maxim MFS International Value Portfolio.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Daniel Ling	0	0	0	0	0	0	0	0	0	0	0	0
Marcus L. Smith	10	7524	1	146	26	5071	0	0	0	0	1	351
Benjamin Stone	4	2309	1	276	4	269	0	0	0	0	0	0
Barnaby Wiener	4	2309	5	1295	5	284	0	0	0	0	0	0

The section entitled “Compensation” for MFS beginning on page 49 of the Statement of Additional Information is deleted and replaced with the following:

“Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

(i)Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10%) than performance bonus.

(ii)        Performance Bonus – Generally, the performance bonus represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2008, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
Marcus L. Smith	Lipper International Funds
MSCI EAFE Index
Standard & Poor’s Europe Pacific Asia Composite LargeMidCap Growth Index
Lipper International Large-Cap Growth Funds
Lipper International Large-Cap Core Funds
MSCI Japan Index
FTSE All-World Developed Index

Barnaby Wiener	Lipper International Funds
Lipper Variable International Value Funds
MSCI EAFE Index
Lipper International Multi-Cap Core Funds
Lipper International Multi-Cap Value Funds
MSCI World Index
Lipper Variable International Core Funds
MSCI Europe Index
Lipper Global Funds
FTSE All-share Index
MSCI KOKUSAI Index

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from Portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Statement of Additional Information, dated May 1, 2009,

and should be retained for future reference.

3